Exhibit 10.1

                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of March 20, 2000 (this "Amendment"), to the Credit Agreement, dated as of January 27, 1998 (as amended,
 ---------
supplemented or otherwise  modified from time to time, the "Credit  Agreement"),
                                                            -----------------
among LEXMARK  INTERNATIONAL GROUP, INC., a Delaware corporation (the "Parent"),
                                                                       ------
LEXMARK  INTERNATIONAL,  INC.,  a Delaware  corporation  (the  "Borrower"),  the
                                                                --------
several banks and other financial institutions from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as documentation agent for the Lenders (in
      -------
such capacity, the "Documentation  Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW
                    --------------------
YORK, as syndication  agent for the Lenders (in such capacity,  the "Syndication
                                                                     -----------
Agent"),  and THE CHASE MANHATTAN BANK, as administrative  agent for the Lenders
-----
(in such capacity, the "Administrative Agent").
                        --------------------


                              W I T N E S S E T H:
                              -------------------


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Parent and the Borrower have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1.  Defined Terms.  Terms defined in the Credit Agreement
                      -------------
and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

                  2.  Amendment  to  Section  1.01.  Section  1.01 of the Credit
                      ----------------------------
Agreement is hereby amended by deleting the definition of "Cash Equivalents" contained therein and substituting in lieu thereof the following new definition:

                  "'Cash Equivalents' means:
                    ----------------

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-2 from S&P or P-2 from Moody's;



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                  (c)   investments  in   certificates   of  deposit,   banker's
         acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than one year for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

                  (e) tax-exempt securities that are obligations of a State or municipality of the United States of America or of the District of Columbia (maturing within one year of the date of acquisition thereof) with a minimum long-term debt rating of A by S&P or A-2 by Moody's, or a short-term rating no lower than SP-1 or A-1 by S&P or MIG 1, VMIG 1 or P-1 by Moody's;

                  (f) money market investment funds which invest primarily in the types of securities described in clauses (a) through (e) above and consistent with past practices;

                  (g) in the case of investments by any Foreign Subsidiary, obligations of a credit quality and maturity comparable to that of the items referred to in clauses (a) through (f) above that are available in local markets;

                  (h) Dollar-denominated debt instruments (other than those described in any other clause of this definition) of an obligor organized under the laws of a State of the United States of America or of the District of Columbia with a remaining term to maturity of not more than one year with a long term debt rating of at least BBB by S&P and Baa2 by Moody's; and

                  (i) auction rate securities with a remarketing period not exceeding 49 days and with a rating no lower than A by S&P and A2 by Moody's."

                  3. Amendment to Section 6.05.  Section 6.05 of the
                     -------------------------
Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new section 6.05:

                           "SECTION 6.05  Fundamental  Changes.  The Parent will
                                          --------------------
         not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (determined on a consolidated basis with respect to the Parent and its Subsidiaries taken as a whole), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (a) any Person may merge into the Parent in a transaction in which the Parent is the surviving corporation and, if such Person is the Borrower, the Parent assumes the obligations of the Borrower hereunder and under the other Loan Documents pursuant to a written instrument in form and substance satisfactory to the Administrative Agent, (b) any Person (other than the Parent or the Borrower) may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (c) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, (d) any Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (e) the Parent may merge into the Borrower in a transaction in which the Borrower is the surviving corporation; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by
         Section 6.06; and provided, further, that a Subsidiary Guarantor shall not be permitted to merge into, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to, another Subsidiary which is not at the time of such merger or disposition a Subsidiary Guarantor and which, in the case of a merger, will be the surviving entity of such merger unless concurrently with the consummation of such merger or disposition such surviving or receiving Subsidiary shall execute an assumption agreement with respect to the Subsidiary Guarantee and furnish a legal opinion with respect thereto comparable, to the extent applicable, to the legal opinions delivered in respect of the Subsidiary Guarantees on the Effective Date."

                  4. Amendment to Section 6.06.  Section 6.06 of the
                     -------------------------
Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (d) thereof, (ii) deleting the period at the end of paragraph (e) and substituting in lieu thereof the following: "; and" and (iii) adding thereto the following new paragraph (f):

                  "(f) Guarantees by the Borrower or any of its Subsidiaries of obligations not constituting Indebtedness of any other Subsidiary; provided, that the aggregate principal amount (or if any of such obligations do not have a stated principal amount, the reasonable estimated value of the liability thereunder) of all such Guarantees provided for in this Section 6.06(f) shall not exceed at any one time outstanding 25% of Consolidated EBITDA for the most recently concluded period of four full fiscal quarters of the Borrower."

                  5. Conditions to  Effectiveness.  The amendments  provided for
                     ----------------------------
herein shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Parent, the Borrower and the Required Lenders. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  6. Representations and Warranties.  Each of the Parent and the
                     ------------------------------
Borrower as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that each of the representations and warranties made by it in or pursuant to Article III of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  7.  Payment of Expenses.  The Parent and the Borrower  jointly
                      -------------------
and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  8.  Reference to and Effect on the Credit  Agreement;  Limited
                      ----------------------------------------------------------
Effect.  On and after the date  hereof and the  satisfaction  of the  conditions
------
contained in paragraph 5 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit
Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  9. Counterparts. This Amendment may be executed by one or more
                     ------------
of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  10.      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
                           -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             LEXMARK INTERNATIONAL GROUP, INC.


                                             By:   /s/ Gary E. Morin
                                                  -----------------------------
                                                  Name:  Gary E. Morin
                                                  Title: Executive Vice
                                                           President and Chief
                                                           Financial Officer



                                             LEXMARK INTERNATIONAL, INC.


                                             By:   /s/ Gary E. Morin
                                                  -----------------------------
                                                  Name:  Gary E. Morin
                                                  Title: Executive Vice
                                                           President and Chief
                                                           Financial Officer



                                             THE CHASE MANHATTAN BANK, as
                                                Administrative Agent and as
                                                a Lender


                                             By:   /s/ Edmond DeForest
                                                  -----------------------------
                                                  Name:  Edmond DeForest
                                                  Title: Vice President

                                             BANK OF AMERICA, N.A.


                                             By:   /s/ Kevin M. McMahon
                                                  -----------------------------
                                                  Name:  Kevin M. McMahon
                                                  Title: Managing Director



                                             THE BANK OF NEW YORK


                                             By:   /s/ Thomas G. McCrohan
                                                  -----------------------------
                                                  Name:  Thomas G. McCrohan
                                                  Title: Vice President



                                             THE BANK OF NOVA SCOTIA

                                             By:   /s/ John Hopmans
                                                  -----------------------------
                                                  Name:  John Hopmans
                                                  Title: Managing Director



                                             BANK OF TOKYO-MITSUBISHI TRUST
                                                COMPANY


                                             By:   /s/ Friedrich N. Wilms
                                                  -----------------------------
                                                  Name:  Friedrich N. Wilms
                                                  Title: Vice President and
                                                            Global Relationship
                                                            Manager



                                             BANK ONE, INDIANA N.A.


                                             By:   /s/ Randall K. Stephens
                                                  -----------------------------
                                                  Name:  Randall K. Stephens
                                                  Title: Managing Director

                                             BANQUE NATIONALE DE PARIS


                                             By:   /s/ Arnaud Collin du Bocage
                                                  -----------------------------
                                                  Name:  Arnaud Collin du Bocage
                                                  Title: Executive Vice
                                                             President and
                                                             General Manager



                                             BARCLAYS BANK PLC


                                             By:   /s/ John Giannone
                                                  -----------------------------
                                                  Name:  John Giannone
                                                  Title: Director




                                             DEUTSCHE BANK AG, NEW YORK BRANCH
                                             AND CAYMAN ISLAND BRANCH


                                             By:   /s/ Karen L. Sill
                                                  -----------------------------
                                                  Name:  Karen L. Sill
                                                  Title: Vice President


                                             By:   /s/ Sheryl Paynter
                                                  ------------------------------
                                                  Name:  Sheryl Paynter
                                                  Title: Assistant Vice
                                                                President



                                             FLEET NATIONAL BANK


                                             By:   /s/ Daniel G. Head, Jr.
                                                  -----------------------------
                                                  Name:  Daniel G. Head, Jr.
                                                  Title: SVP



                                             KEYBANK NATIONAL ASSOCIATION


                                             By:   /s/ Brendan A. Lawler
                                                  -----------------------------
                                                  Name:  Brendan A. Lawler
                                                  Title: Vice President

                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK


                                             By:   /s/ Dennis Wilczek
                                                  -----------------------------
                                                  Name:  Dennis Wilczek
                                                  Title: Associate



                                             PNC BANK, N.A.


                                             By:   /s/ Ralph M. Bowman
                                                  -----------------------------
                                                  Name:  Ralph M. Bowman
                                                  Title: Vice President



                                             WESTPAC BANKING CORP.


                                             By:   /s/ Tony Smith
                                                  -----------------------------
                                                  Name:  Tony Smith
                                                  Title: Vice President